EXHIBIT 10.4
WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT
THIS WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) among PGRT ESH, Inc., a Delaware corporation (the “Borrower”), Lightstone Holdings LLC, a Delaware limited liability company (“Lightstone Holdings”), David Lichtenstein (together with Lightstone Holdings, the “Guarantors,” and collectively with the Borrower, the “Loan Parties”), and Citicorp USA, Inc., a Delaware corporation (the “Lender”), is made as of March 2, 2009.
W I T N E S S E T H :
WHEREAS, the Borrower and the Lender are parties to the Amended and Restated Loan Agreement dated as of June 6, 2008, as amended by the First Amendment to Loan Agreement dated as of October 31, 2008 (as amended before the date hereof, by that certain letter agreement dated December 31, 2008 among the Loan Parties and the Lender and by that certain letter agreement dated January 30, 2009 among the Loan Parties and the Lender; collectively, the “First Amendment”), the Second Amendment to Loan Agreement dated as of December 31, 2008 among the Loan Parties and the Lender (the “Second Amendment”) and the Third Amendment to Loan Agreement dated as of January 30, 2009 among the Loan Parties and the Lender (the “Third Amendment”; such Loan Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment being hereinafter referred to as the “Loan Agreement”; the terms defined therein being used herein as therein defined);
WHEREAS, each of the Guarantors guaranteed the liabilities and obligations of the Borrower under the Loan Agreement on the terms and conditions set forth in an Amended and Restated Guaranty dated June 6, 2008, each as amended by the First Amendment to Amended and Restated Guaranty dated as of October 31, 2008 by each of the Guarantors in favor of the Lender (each, as amended, a “Guaranty”); and
WHEREAS, the Loan Parties and the Lender have executed a letter agreement dated the date hereof pursuant to which the Lender and the Loan Parties have agreed to amend further the First Amendment.
NOW, THEREFORE, the Borrower, the Guarantors and the Lender agree as follows:
SECTION 1. Waiver. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3, the Lender hereby agrees to waive the requirement set forth in Schedule 1 hereto until March 12, 2009.
SECTION 2. Amendment to Loan Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions to effectiveness set forth in Section 3, the Loan Agreement is amended as follows;
(a) Section 2.2.4 is amended by deleting “March 2, 2009” and “March 31, 2009” each time they appear and, in each case, substituting “April 30, 2009” therefor.

(b) Section 6.1(a)(x) is amended and restated as follows:
“(x) if any default occurs in the performance of any term, covenant or provision under either Guaranty and, other than in the case of a breach under (A) paragraph IV (c), (d) or (e) thereof, (B) the second sentence of paragraph IV thereof or (C) Schedule 1 thereto (none of which under the foregoing clauses (A), (B) and (C) shall be subject to cure), such default is not cured within fifteen (15) days of notice thereof by Lender to Borrower and Guarantors, or either Guarantor shall dispute or contest his or its liability under the applicable Guaranty;”.
(c) Section 8.6 is amended by deleting:
“The Lightstone Group
326 Third Street
Lakewood, New Jersey 08701
Attention: Joseph E. Teichman Esq.
Facsimile No.: (732) 612-1444”
And substituting therefore the following:
“The Lightstone Group
1985 Cedarbridge Avenue, Suite 1
Lakewood, New Jersey 08701
Attention: Joseph E. Teichman, Esq.
Facsimile No.: (732) 612-1444”
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Lender shall have received, among other things (which in the case of documents, shall be dated, or dated as of, the date of this Amendment):
(a) counterparts of this Amendment, duly executed by each Loan Party;
(b) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) that the certificate of incorporation and the bylaws of the Borrower have not been amended or otherwise modified since June 6, 2008 and are in full force and effect, (ii) resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment and any documents to be delivered in connection with this Amendment to which the Borrower is a party and the transactions contemplated hereby and thereby and (iii) the incumbency, names and true signatures of the officers of the Borrower authorized to sign this Amendment and such other documents;
(c) a certificate of the managing member of Lightstone Holdings certifying (i) that the certificate of formation and the operating agreement of Lightstone Holdings have not been amended or otherwise modified since July 13, 2005 and August 1, 2005, respectively, and are in full force and effect, (ii) that attached thereto is a true and correct copy of a unanimous consent of the sole member of Lightstone Holdings authorizing the execution, delivery and performance of this Amendment and any documents to be delivered in connection with this Amendment to which Lightstone Holdings is a party and the transactions contemplated hereby and thereby and (iii) the incumbency, names and true signatures of the managing member, managers or officers of Lightstone authorized to sign this Amendment and such other documents; and

(d) payment of all costs and expenses (including, without limitation, attorneys’ fees and disbursements) incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment, the Third Amendment and all agreements, instruments and other documents delivered in connection herewith and therewith to the extent such costs and expenses have not previously been reimbursed to the Lender.
SECTION 4. Loan Payment. The Borrower shall pay to the Lender, in addition to the amount of any payment otherwise made by a Loan Party to the Lender, the amount of $1,500,000 on or before March 12, 2009, which payment shall be applied to the outstanding amount of the Obligations in accordance with Section 2.3.5 of the Loan Agreement.
SECTION 5. Covenants.
(a) The Loan Parties shall deliver to the Lender for review and approval, on or before March 31, 2009, the final work product of Focus Management Group, including, without limitation, Focus Management Group’s summary findings with respect to the business of, and the proposed business plan for 2009 and 2010 for, The Lightstone Group, LLC and its affiliates.
(b) The Borrower shall comply with or cause the Title Owner (as defined in Schedule 2 hereto) and each Guarantor to comply with all the covenants set forth in Schedule 2 hereto.
(c) The Borrower and the Guarantors shall deliver to the Lender, on or before March 31, 2009, a proposed amendment to Schedule 2.3.2(b) to the Loan Agreement containing additional Scheduled Properties.
(d) Notwithstanding paragraph IV(e) of each Guaranty, the Borrower shall cause each Guarantor to furnish to the Lender as soon as available, and in any event by March 31, 2009, the balance sheet (showing among other things, David Lichtenstein’s and Lightstone Holdings Net Worth and Unencumbered Liquid Assets (as each term is defined in the Guaranty), each on a combined basis, but without duplication) and statement of income and other regularly prepared financial statements of David Lichtenstein and each other Loan Party (as defined in the Loan Agreement) for calendar year 2008 certified as true and complete by David Lichtenstein.
SECTION 6. Reference to and Effect on the Loan Documents.
(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” and words of like import, and such words or words of like import in each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.
(b) Except as specifically waived and amended hereby, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as specifically waived in Section 1 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents, nor shall anything contained herein be deemed to prejudice the exercise by the Lender of any or all its rights and remedies under the Loan Documents.
(d) This Amendment shall be deemed to be a Loan Document for all purposes.
(e) This Amendment is subject to Section 8.4 of the Loan Agreement.
(f) The Guarantors hereby represent that their addresses for notice purposes under the Guaranty is 1985 Cedarbridge Avenue, Suite 1, Lakewood, New Jersey 08701.
SECTION 7. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other electronic means with the same force and effect as if the same was a fully executed and delivered original manual counterpart.
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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be executed by its proper and duly authorized officer or managing member as of the date first set forth above.

Borrower PGRT ESH, INC.
By:	/s/ David Lichtenstein
David Lichtenstein
Chairman

Guarantors
/s/ David Lichtenstein
David Lichtenstein

LIGHTSTONE HOLDINGS LLC
By:	/s/ David Lichtenstein
David Lichtenstein
Managing Member

Lender CITICORP USA, INC.
By:	/s/ Diana Yusun
Diana Yusun
Director
Signature page to Fourth Amendment

Schedules Do Not Reference Prime Group Realty Trust Or Its Subsidiaries Or
Properties And Are Intentionally Omitted